Exhibit 99.2

Audited Financial Statements of Interglobe Investigation Services for the Years Ended December 31, 2003 and 2002

Unaudited Financial Statements of Interglobe Investigation Services for the Nine Months Ended September 30, 2004

INDEPENDENT REGISTERED AUDITORS’ REPORT

To the Board of Directors and Stockholders

  of Interglobe Investigation Services, Inc.:

We have audited the accompanying balance sheet of Interglobe Investigation Services, Inc. (the “Company”) as of December 31, 2003 and the related statements of operations and comprehensive income, stockholders’ deficit and cash flows for the two years then ended.  These financial statements are the responsibility of the Company’s management.  Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amount s and disclosures in the financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the accompanying financial statements present fairly, in all material respects, the financial position of the Company at December 31, 2003 and the results of its operations and its cash flows for the two years then ended in conformity with accounting principles generally accepted in the United States.

/s/ Farber & Hass LLP

February 4, 2005

Camarillo, California

INTERGLOBE INVESTIGATION SERVICES, INC.
BALANCE SHEET
DECEMBER 31, 2003

ASSETS

CURRENT ASSETS
Cash	$2,616
Accounts receivable	3,470
Unbilled completed work	2,076
Prepaid expenses	627

TOTAL CURRENT ASSETS	8,789

PROPERTY AND EQUIPMENT, NET OF
ACCUMULATED DEPRECIATION	27,241

TOTAL ASSETS	$36,030

LIABILITIES AND STOCKHOLDER’S EQUITY

CURRENT LIABILITIES
Accounts payable and accrued expenses	$5,837
G.S.T. payable	3,744

TOTAL CURRENT LIABILITIES	9,581

STOCKHOLDER’S EQUITY
Common stock, no par value
Authorized 100,000 shares
Issued and outstanding-1 share	66,587
Accumulated deficit	(45,256)
Accumulated other comprehensive income
(Primarily cumulative translation adjustment)	5,118

TOTAL STOCKHOLDER’S EQUITY	26,449

TOTAL LIABILITIES, AND
STOCKHOLDER’S EQUITY	$36,030

See Accompanying Notes.

INTERGLOBE INVESTIGATION SERVICES, INC.
STATEMENTS OF OPERATIONS
FOR THE YEARS ENDED DECEMBER 31, 2003 AND 2002

	2003		2002

REVENUE	$ 115,487		$92,426

COST OF SALES	7,612		4,848

GROSS PROFIT	107,875		87,578

EXPENSES
Selling expenses	23,975		18,151
General and administrative expenses	84,121		131,970

TOTAL EXPENSES	108,096		150,121

(LOSS) FROM OPERATIONS	(221)		(62,543)

INTEREST EXPENSE	858		822

(LOSS) BEFORE CORPORATION
INCOME TAXES (BENEFIT)	(1,079)		(63,365)

CORPORATION INCOME TAX (BENEFIT)	0		0

NET (LOSS) PER COMMON SHARE
Basic and diluted	$ (1,079)	$	(63,365)

WEIGHTED AVERAGE NUMBER OF COMMON
SHARES OUTSTANDING
Basic and diluted	1		1

See Accompanying Notes.

INTERGLOBE INVESTIGATION SERVICES, INC.
STATEMENTS OF COMPREHENSIVE INCOME (LOSS)
FOR THE YEARS ENDED DECEMBER 31, 2003 AND 2002

		2003		2002

NET INCOME (LOSS)	$	(1,079)	$	(63,365)

OTHER COMPREHENSIVE INCOME

FOREIGN CURRENCY
TRANSLATION ADJUSTMENT		4,849		440

NET COMPREHENSIVE INCOME (LOSS)		$3,770	$	(62,925)

See Accompanying Notes.

INTERGLOBE INVESTIGATION SERVICES, INC.

STATEMENT OF STOCKHOLDER’S EQUITY

FOR THE YEARS ENDED DECEMBER 31, 2003 AND 2002

						Accumulated
						Other
						Comprehensive
	Common Stock			Accumulated		Income
	Shares		Amount		Deficit	( Loss)

BALANCE, JANUARY 1, 2002		1	$1		$19,188	$ (171)

STOCKHOLDER
CONTRIBUTION		0	66,586		0	0

FOREIGN CURRENCY
TRANSLATION
ADJUSTMENT		0	0		0	440

NET (LOSS) FOR THE
YEAR ENDED
DECEMBER 31, 2002		0	0		(63,365)	0

BALANCE,
DECEMBER 31, 2002		1	66,587		(44,177)	269

FOREIGN CURRENCY
TRANSLATION
ADJUSTMENT		0	0		0	0

NET (LOSS) FOR THE YEAR
YEAR ENDED
DECEMBER 31, 2003		0	0		(1,079)	4,849

BALANCE,
DECEMBER 31, 2003		1	$66,587	$	(45,256)	$5,118

See Accompanying Notes.

INTERGLOBE INVESTIGATION SERVICES, INC.
STATEMENTS OF CASH FLOWS
FOR THE YEARS ENDED DECEMBER 31, 2003 AND 2002

		2003		2002

CASH FLOWS FROM OPERATING ACTIVITIES:
Net (Loss)	$	(1,079)	$	(63,365)
Adjustments to reconcile net (loss)
to net cash provided (used) by operating activities:
Depreciation		8,013		7,196
Changes in operating assets and liabilities:
Accounts receivable		(3,470)		4,325
Unbilled completed work		(138)		819
Prepaid expenses		(48)		(579)
Accounts payable and accrued expenses		(416)		(14,930)
G.S.T. payable		3,887		(2,417)

NET CASH PROVIDED (USED) BY
OPERATING ACTIVITIES		6,749		(68,951)

CASH FLOWS FROM INVESTING ACTIVITIES
Purchases of property and equipment		0		(2,387)

NET CASH (USED) BY
INVESTING ACTIVITIES		0		(2,387)

CASH FLOWS FROM FINANCING ACTIVITIES
Repayment of stockholder loan		(9,410)		(13,191)
Stockholder contribution		0		66,586

NET CASH PROVIDED (USED) BY
FINANCING ACTIVITIES		(9,410)		53,395

EFFECT OF EXCHANGE RATE
CHANGES ON CASH		(875)		(716)

NET (DECREASE) IN CASH		(3,536)		(18,659)

CASH, BEGINNING OF YEAR		6,152		24,811

CASH, END OF YEAR		$2,616		$6,152

See Accompanying Notes.

INTERGLOBE INVESTIGATION SERVICES, INC.

STATEMENTS OF CASH FLOWS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2003 AND 2002

SUPPLEMENTAL DISCLOSURE	2003	2002
OF CASH FLOW INFORMATION

CASH PAID DURING THE YEAR FOR:

Interest	$0	$0

Taxes	$0	$0

See Accompanying Notes.

INTERGLOBE INVESTIGATION SERVICES, INC.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2003 AND 2002

NOTE 1

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Nature of Business and History of Company

Interglobe Investigation Services, Inc. was formed in 1994 in Vancouver, British Columbia, Canada. The company is in the business to provide security consulting services, loss prevention and forensic computing services.

Cash and Cash Equivalents

For purposes of the statement of cash flows, the Company considers all highly liquid debt instruments purchased with an original maturity of three months or less to be cash equivalents.

Accounts Receivable

Accounts receivable are reported at the customers’ outstanding balances less any allowance for doubtful accounts.  Interest is not accrued on overdue accounts receivable.

Allowance for Doubtful Accounts

The allowance for doubtful accounts on accounts receivable is charged to income in amounts sufficient to maintain the allowance for uncollectible accounts at a level management believes is adequate to cover any probable losses.  Management determines the adequacy of the allowance based on historical write-off percentages and information collected from individual customers.  Accounts receivable are charged off against the allowance when collectibility is determined to be permanently impaired (bankruptcy, lack of contact, account balance over one year old, etc.).

Management believes all accounts were collectible at December 31, 2003 and 2002.

Unbilled Completed Work

Unbilled completed work represents services provided to customers, but not yet billed.

Prepaid Expenses

Prepaid expenses are being amortized over a one year period.

Property and Equipment

Property and equipment are stated at cost.  Major renewals and improvements are charged to the asset accounts while replacements, maintenance and repairs, which do not improve or extend the lives of the respective assets, are expensed.  At the time property and equipment are retired or otherwise disposed of, the asset and related accumulated depreciation accounts are relieved of the applicable amounts.  Gains or losses from retirements or sales are credited or charged to income.

INTERGLOBE INVESTIGATION SERVICES, INC.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2003 AND 2002

NOTE 1

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Property and Equipment

The Company depreciates its property and equipment as follows:

Financial statement reporting - straight line method as follows:

Automobile	5 years
Equipment	5 years
Office equipment	5 years
Software	3 years

Long-Lived Assets

Statement of Financial Accounting Standards No. 121, “Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of,” requires that long-lived assets be reviewed for impairment whenever events or changes in circumstances indicate that the historical cost-carrying value of an asset may no longer be appropriate.  The Company assesses recoverability of the carrying value of an asset by estimating the future net cash flows expected to result from the asset, including eventual disposition.  If the future net cash flows are less than the carrying value of the asset, an impairment loss is recorded equal to the difference between the asset’s carrying value and fair value.  This standard did not have a material effect on the Company’s results of operations, cash flows or financial position.

Revenue Recognition Policy

Revenue from services provided is recognized when the earning process is complete which is generally considered to have occurred when the services are provided to the customer.

Advertising

The Company expenses all advertising as incurred.  Advertising expenses for the years ended December 31, 2003 and 2002 were $23,975 and $18,151, respectively.

INTERGLOBE INVESTIGATION SERVICES, INC.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2003 AND 2002

NOTE 1

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Income Taxes

Provisions for income taxes are based on taxes payable or refundable for the current year and deferred taxes on temporary differences between the amount of taxable income and pretax financial income and between the tax bases of assets and liabilities and their reported amounts in the financial statements.  Deferred tax assets and liabilities are included in the financial statements at currently enacted income tax rates applicable to the period in which the deferred tax assets and liabilities are expected to be realized or settled as prescribed in FASB Statement No.109, Accounting for Income Taxes.  As changes in tax laws or rates are enacted, deferred tax assets and liabilities are adjusted through the provision for income taxes.

Net Income (Loss) Per Share

The Company adopted Statement of Financial Accounting Standards No. 128 that requires the reporting of both basic and diluted earnings (loss) per share.  Basic earnings (loss) per share is computed by dividing net income (loss) available to common stockholders by the weighted average number of common shares outstanding for the period.  Diluted earnings (loss) per share reflects the potential dilution that could occur if securities or other contracts to issue common stock were exercised or converted into common stock.  In accordance with FASB 128, any anti-dilutive effects on net earnings (loss) per share are excluded.

Accounting Estimates

Management uses estimates and assumptions in preparing financial statements in accordance with generally accepted accounting principles.  Those estimates and assumptions affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities, and the reported revenues and expenses.  Actual results could vary from the estimates that were used.

Concentration of Credit Risk

Financial Instruments

Financial instruments which potentially subject the Company to concentrations of credit risk consist principally of cash and trade accounts receivable.  The Company places its temporary cash investments in reputable financial institutions.

Concentrations of credit risk with respect to trade receivables are limited due to the large number of customers comprising the Company’s customer base and their dispersion across different geographic areas.  The Company routinely assesses the financial strength of its customers.  The Company normally does not require a deposit to support large customer orders.

INTERGLOBE INVESTIGATION SERVICES, INC.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2003 AND 2002

NOTE 1

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Revenues

For the years ended December 31, 2003 and 2002, the Company had no customers, whose revenue exceeded 10% of total revenues.

Disclosure about Fair Value of Financial Instruments

The Company estimates that the fair value of all financial instruments at December 31, 2003, as defined in FASB 107, does not differ materially from the aggregate carrying values of its financial instruments recorded in the accompanying balance sheet.  The estimated fair value amounts have been determined by the Company using available market information and appropriate valuation methodologies.  Considerable judgement is required in interpreting market data to develop the estimates of fair value, and accordingly, the estimates are not necessarily indicative of the amounts that the Company could realize in a current market exchange.

Foreign Currency Translation

The financial statements of the Company are measured using the Canadian dollar as the functional currency. Assets, liabilities and equity accounts are translated at exchange rates as of the balance sheet date or historical acquisition date, depending on the nature of the account.  Revenues and expenses are translated at average rates of exchange in effect during the year.  The resulting cumulative translation adjustments have been recorded as a separate component of stockholder’s equity. The financial statements are presented in United States of America dollars.

Recently-Issued Accounting Pronouncements

In June 2001, the Financial Accounting Standards Board issued SFAS 141 “Business Combinations”, and SFAS 142, “Goodwill and other Intangible Assets”, effective for fiscal years beginning after December 15, 2001. Under the new rules, goodwill and certain intangible assets will no longer be amortized, but will be subject to annual impairment tests. Other intangible assets with finite useful lives will continue to be amortized over their useful lives. We do not expect any material effect on our financial position or results of operations from the adoption of these statements. The Company adopted this pronouncement on January 1, 2002.

INTERGLOBE INVESTIGATION SERVICES, INC.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2003 AND 2002

NOTE 1

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Recently-Issued Accounting Pronouncements (Continued)

In August 2001, the FASB issued SFAS 143, “Accounting for Asset Retirement Obligations”, effective for fiscal years starting after June 15, 2002. SFAS 143 establishes accounting standards for recognition and measurement of a liability for the costs of asset retirement obligations. Under SFAS 143, the costs of retiring an asset will be recorded as a liability when the retirement obligations arises, and will be amortized to expense over the life of the asset. We do not expect any material effect on our financial position or results of operations from the adoption of this statement. The Company adopted this pronouncement on January 1, 2003.

In October, 2001, the FASB issued SFAS 144, “Accounting for the Impairment or Disposal of Long-Lived Assets”, effective for fiscal years starting after December 15, 2001 and interim periods within those years. SFAS 144 addresses financial accounting and reporting for the impairment or disposal of long-lived assets and discontinued operations. We do not expect any material effect on our financial position or results of operations from the adoption of this statement. The Company adopted this pronouncement on January 1, 2002.

In June 2002, the FASB issued SFAS 146, “Accounting for Costs Associated with Exit or Disposal Activities”, which nullifies EITF Issue 94-3. SFAS 146 is effective for exit and disposal activities that are initiated after December 31, 2002 and requires that a liability for a cost associated with an exit or disposal activity be recognized when the liability is incurred in contrast to the date of an entity’s commitment to an exit plan, as required by EITF Issue 94-3. The Company adopted this pronouncement on January 1, 2003.

In December 2002, the FASB issued SFAS 148 “Accounting for Stock-Based Compensation” an amendment to SFAS 123. SFAS 148 provides alternative methods of transition for a voluntary change to the fair value based method of accounting for stock-based employee compensation. In addition, this Statement amends the disclosure requirements of Statement 123 to require prominent disclosures in both annual and interim financial statements about the method of accounting for stock-based employee compensation and the effect of the method used on reported results. This statement is effective for fiscal years ending after December 15, 2002 for transition guidance and annual disclosure provisions; for financial reports containing financial statements for interim periods beginning after December 15, 2002 for interim disclosure provisions.

INTERGLOBE INVESTIGATION SERVICES, INC.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2003 AND 2002

NOTE 1

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Recently-Issued Accounting Pronouncements (Continued)

In May 2003, the FASB issued SFAS No. 150, “Accounting for Certain Financial Statements with Characteristics of both Liabilities and Equity”. This Statement establishes standards for how an issuer of debt classifies and measures certain financial instruments with characteristics of both liabilities and equity. It requires that an issuer classify certain financial instruments as a liability (or an asset in some circumstances) instead of equity. The Statement is effective for financial instruments entered into or modified after May 31, 2003, and otherwise is effective at the beginning of the first interim period beginning after June 15, 2003.  The Company will adopt this Statement on July 1, 2003.

In January 2003, the Financial Accounting Standards Board (“FASB”) issued Interpretation 46 “Consolidation of Variable Interest Entities, an interpretation of ARB No. 51”. This Interpretation requires a Company to consolidate the financial statements of a “Variable Interest Entity” (“VIE”), sometimes also known as a “special purpose entity”, even if the entity does not hold a majority equity interest in the VIE. The Interpretation requires that if a business enterprise has a “controlling financial interest” in a VIE, the assets, liabilities, and results of the activities of the VIE should be included in consolidate financial statements with those of the business enterprise, even if it holds a minority equity position. This Interpretation was effective immediately for all VIE’s created after January 31, 2003; for the first fiscal year or interim period beginning after June 15, 2003 for VIE’s in which a Company holds a variable interest that it acquired before February 1, 2003.

In December 2003, the FASB issued SFAS 132R. This Statement revises employers’ disclosures about pension plans and other postretirement benefit plans. It does not change the measurement or recognition of those plans required by FASB Statements No. 87, Employers’ Accounting for Pensions, No. 88, Employers’ Accounting for Settlements and Curtailments of Defined Benefit Pension Plans and for Termination Benefits, and No. 106, Employers’ Accounting for Postretirement Benefits Other Than Pensions. This Statement retains the disclosure requirements contained in FASB Statement No. 132, Employers’ Disclosures about Pensions and Other Postretirement Benefits, which it replaces. It requires additional disclosures to those in the original Statement 132 about the assets, obligations, cash flows, and net periodic benefit cost of defined benefit pension plans and other defined benefit postretirement plans. The Company will adopt the provisions of SFAS 132R on January 1, 2004.

INTERGLOBE INVESTIGATION SERVICES, INC.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2003 AND 2002

NOTE 1

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Recently-Issued Accounting Pronouncements (Continued)

The Company does not believe that any of these recent accounting pronouncements will have a material impact on their financial position or results of operations.

NOTE 2

CHANGE IN OWNERSHIP

On October 1, 2004, the sole-shareholder of the Company sold 100% of his interest to Moneyflow Systems International, Inc. and the Company became a 100% owned subsidiary of Moneyflow.

NOTE 3

PROPERTY AND EQUIPMENT

Property and equipment consists of the following:

Automobile	$22,475
Equipment	19,611
Office equipment	4,568

Software	2,407
49,061
Less accumulated depreciation	21,820

Total property and equipment	$27,241

NOTE 4           INCOME TAXES

	2003	2002

Pretax Income (Loss)

United States of America	$0	$0
Canadian	5,910	(57,164)

Total	$5,910	$(57,164)

INTERGLOBE INVESTIGATION SERVICES, INC.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2003 AND 2002

NOTE 4

INCOME TAXES (CONTINUED)

Provision (Benefit)

The provision (benefit) for/or refund of income taxes for the years ended December 31, 2003 and 2002 consist of the following:

	2003	2002
Current

United States of America	$0	$0
Canadian	0

Deferred

United States of America	0	0
Canadian	0	0

Total provision (benefit)	$0	$0

A reconciliation to the statutory income tax rate is as follows:

	2003	2002

Statutory federal income tax	$2,250	$0
Net operating loss utilization	(2,250)	0

Total provision (benefit)	$0	$0

Deferred Tax Components

Significant components of the Company’s deferred tax assets are as follows at October 31, 2003:

Net operating loss carryforwards	$37,912
Fixed assets	8,135
46,047
Less valuation allowance	46,047
Net deferred tax assets	$0

INTERGLOBE INVESTIGATION SERVICES, INC.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2003 AND 2002

NOTE 4

INCOME TAXES (CONTINUED)

The valuation allowance decreased approximately $2,250 in the year ended December 31, 2003, representing primarily net Canadian taxable income in 2003.  In assessing the realizability of deferred tax assets, management considers whether it is more likely than not that some portion or all of the deferred tax assets will not be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which those temporary differences become deductible.  Management considers the scheduled reversal of deferred tax liabilities, projected future taxable income and tax planning strategies in making this assessment.

The change in ownership may effect the amount and availability of the net operating loss carryforward.

Net Operating Loss Carryforwards

Year of Loss	Amount (Canadian Dollars)	Expiration Date

December 31, 2002	$ 99,769	December 31, 2010

NOTE 5

COMMITMENTS AND CONTINGENCIES

Lease

The Company leases a virtual office facility on a month-to-month basis for approximately $135 ($190 Canadian dollars) plus additional usage fees per month.

The Company also leases facilities from its sole-shareholder on a month-to-month basis for approximately $922 ($1,300 Canadian dollars) per month.

Rent expense including rental costs and taxes for the years ended December 31, 2003 and 2002 was $11,126 and $10,845, respectively.

INTERGLOBE INVESTIGATION SERVICES, INC.
BALANCE SHEET
SEPTEMBER 30, 2004
(UNAUDITED)

ASSETS

CURRENT ASSETS	
Cash	$ 4,465
Accounts receivable	10,963
Unbilled completed work	3,057
Prepaid expenses	282
TOTAL CURRENT ASSETS	18,767
PROPERTY AND EQUIPMENT, NET OF ACCUMULATED DEPRECIATION	20,360
TOTAL ASSETS	$ 39,127

LIABILITIES AND STOCKHOLDER'S EQUITY

CURRENT LIABILITIES	
Accounts payable and accrued expenses	7,427
G.S.T. payable	7,500
TOTAL CURRENT LIABILITIES	14,927
STOCKHOLDER'S EQUITY	
Common stock, no par value	
Authorized 100,000 shares	
Issued and outstanding- 1 share	66,587
Accumulated deficit	(46,824)
Accumulated other comprehensive income	
(Primarily cumulative translation adjustment)	4,437
TOTAL STOCKHOLDER'S EQUITY	24,200
TOTAL LIABILITIES AND STOCKHOLDER'S EQUITY	$ 39,127

See Accompanying Notes.

1

INTERGLOBE INVESTIGATION SERVICES, INC.
STATEMENT OF OPERATIONS
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2004
(UNAUDITED)

REVENUE		$93,722

COST OF SALES		7,413

GROSS PROFIT		86,309

EXPENSES
Selling expenses		19,117
General and administrative expenses		68,393

TOTAL EXPENSES		87,510

(LOSS) FROM OPERATIONS		(1,201)

INTEREST EXPENSE		367

(LOSS) BEFORE CORPORATION
INCOME TAXES (BENEFIT)		(1,568)

CORPORATION INCOME TAX (BENEFIT)		0

NET (LOSS)	$	(1,568)

NET INCOME (LOSS) PER COMMON SHARE
Basic and diluted	$	(1,568)

WEIGHTED AVERAGE NUMBER OF COMMON
SHARES OUTSTANDING
Basic and diluted		1

See Accompanying Notes.

2

INTERGLOBE INVESTIGATION SERVICES, INC.

STATEMENTS OF COMPREHENSIVE (LOSS)

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2004

(UNAUDITED)

NET (LOSS)	$	(1,568)

OTHER COMPREHENSIVE INCOME

FOREIGN CURRENCY
TRANSLATION ADJUSTMENT		(681)

NET COMPREHENSIVE (LOSS)	$	(2,249)

See Accompanying Notes.

3

INTERGLOBE INVESTIGATION SERVICES, INC.

STATEMENT OF STOCKHOLDERS’ EQUITY

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2004

(UNAUDITED)

						Accumulated
						Other
						Comprehensive
	Common Stock			Accumulated		Income
	Shares		Amount		Deficit	( Loss)

BALANCE,
JANUARY 1, 2004		1	$66,587	$	(45,256)	$5,118

FOREIGN CURRENCY
TRANSLATION
ADJUSTMENT		0	0		0	(681)

NET (LOSS) FOR THE
NINE MONTHS ENDED
SEPTEMBER 30, 2004		0	0		(1,568)	0

BALANCE,
SEPTEMBER 30, 2004		1	$66,587	$	(46,824)	$4,437

See Accompanying Notes.

4

INTERGLOBE INVESTIGATION SERVICES, INC.
STATEMENT OF CASH FLOWS
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2004
(UNAUDITED)

CASH FLOWS FROM OPERATING ACTIVITIES:
Net (Loss)	$	(1,568)
Adjustments to reconcile net (loss)
to net cash provided by operating activities:
Depreciation		6,172
Changes in operating assets and liabilities:
Accounts receivable		(7,493)
Unbilled completed work		(981)
Prepaid expenses		345
Accounts payable and accrued expenses		1,589
G.S.T. payable		3,756

NET CASH PROVIDED BY
OPERATING ACTIVITIES		1,820

CASH FLOWS FROM INVESTING ACTIVITIES		0

CASH FLOWS FROM FINANCING ACTIVITIES		0

EFFECT OF EXCHANGE RATE
CHANGES ON CASH		29

NET INCREASE IN CASH		1,849

CASH, JULY 1, 2004		2,616

CASH, SEPTEMBER 30, 2004		$4,465

See Accompanying Notes.

5

INTERGLOBE INVESTIGATION SERVICES, INC.

STATEMENT OF CASH FLOWS (CONTINUED)

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2004

(UNAUDITED)

SUPPLEMENTAL DISCLOSURE

   OF CASH FLOW INFORMATION

CASH PAID DURING THE PERIOD FOR:

Interest	$ 367
Taxes	$ 0

See Accompanying Notes.

6

INTERGLOBE INVESTIGATION SERVICES, INC.

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2004

 (UNAUDITED)

NOTE 1

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Nature of Business and History of Company

Interglobe Investigation Services, Inc. was formed in 1994 in Vancouver, British Columbia, Canada. The company is in the business to provide security consulting services, loss prevention and forensic computing services.

Cash and Cash Equivalents

For purposes of the statement of cash flows, the Company considers all highly liquid debt instruments purchased with an original maturity of three months or less to be cash equivalents.

Accounts Receivable

Accounts receivable are reported at the customers’ outstanding balances less any allowance for doubtful accounts.  Interest is not accrued on overdue accounts receivable.

Allowance for Doubtful Accounts

The allowance for doubtful accounts on accounts receivable is charged to income in amounts sufficient to maintain the allowance for uncollectible accounts at a level management believes is adequate to cover any probable losses.  Management determines the adequacy of the allowance based on historical write-off percentages and information collected from individual customers.  Accounts receivable are charged off against the allowance when collectibility is determined to be permanently impaired (bankruptcy, lack of contact, account balance over one year old, etc.).

Management believes all accounts were collectible at September 30, 2004.

Unbilled Completed Work

Unbilled completed work represents services provided to customers, but not yet billed.

Prepaid Expenses

Prepaid expenses are being amortized over a one year period.

Property and Equipment

Property and equipment are stated at cost.  Major renewals and improvements are charged to the asset accounts while replacements, maintenance and repairs, which do not improve or extend the lives of the respective assets, are expensed.  At the time property and equipment are retired or otherwise disposed of, the asset and related accumulated depreciation accounts are relieved of the applicable amounts.  Gains or losses from retirements or sales are credited or charged to income.

7

INTERGLOBE INVESTIGATION SERVICES, INC.

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2004

 (UNAUDITED)

NOTE 1

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Property and Equipment

The Company depreciates its property and equipment as follows:

Financial statement reporting - straight line method as follows:

Automobile	5 years
Equipment	5 years
Office equipment	5 years
Software equipment	3 years

Long-Lived Assets

Statement of Financial Accounting Standards No. 121, “Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of,” requires that long-lived assets be reviewed for impairment whenever events or changes in circumstances indicate that the historical cost-carrying value of an asset may no longer be appropriate.  The Company assesses recoverability of the carrying value of an asset by estimating the future net cash flows expected to result from the asset, including eventual disposition.  If the future net cash flows are less than the carrying value of the asset, an impairment loss is recorded equal to the difference between the asset’s carrying value and fair value.  This standard did not have a material effect on the Company’s results of operations, cash flows or financial position.

Revenue Recognition Policy

Revenue from services provided is recognized when the earning process is complete which is generally considered to have occurred when the services are provided to the customer.

Advertising

The Company expenses all advertising as incurred.  Advertising expenses for the nine months ended September 30, 2004 was $19,117.

8

INTERGLOBE INVESTIGATION SERVICES, INC.

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2004

 (UNAUDITED)

NOTE 1

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Income Taxes

Provisions for income taxes are based on taxes payable or refundable for the current year and deferred taxes on temporary differences between the amount of taxable income and pretax financial income and between the tax bases of assets and liabilities and their reported amounts in the financial statements.  Deferred tax assets and liabilities are included in the financial statements at currently enacted income tax rates applicable to the period in which the deferred tax assets and liabilities are expected to be realized or settled as prescribed in FASB Statement No.109, Accounting for Income Taxes.  As changes in tax laws or rates are enacted, deferred tax assets and liabilities are adjusted through the provision for income taxes.

Net Income (Loss) Per Share

The Company adopted Statement of Financial Accounting Standards No. 128 that requires the reporting of both basic and diluted earnings (loss) per share.  Basic earnings (loss) per share is computed by dividing net income (loss) available to common stockholders by the weighted average number of common shares outstanding for the period.  Diluted earnings (loss) per share reflects the potential dilution that could occur if securities or other contracts to issue common stock were exercised or converted into common stock.  In accordance with FASB 128, any anti-dilutive effects on net earnings (loss) per share are excluded.

Accounting Estimates

Management uses estimates and assumptions in preparing financial statements in accordance with generally accepted accounting principles.  Those estimates and assumptions affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities, and the reported revenues and expenses.  Actual results could vary from the estimates that were used.

Concentration of Credit Risk

Financial Instruments

Financial instruments which potentially subject the Company to concentrations of credit risk consist principally of cash and trade accounts receivable.  The Company places its temporary cash investments in reputable financial institutions.

Concentrations of credit risk with respect to trade receivables are limited due to the large number of customers comprising the Company’s customer base and their dispersion across different geographic areas.  The Company routinely assesses the financial strength of its customers.  The Company normally does not require a deposit to support large customer orders.

9

INTERGLOBE INVESTIGATION SERVICES, INC.

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2004

 (UNAUDITED)

NOTE 1

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Revenues

For the nine months ended September 30, 2004, the Company had no customers whose revenue exceeded 10% of total revenues.

Disclosure about Fair Value of Financial Instruments

The Company estimates that the fair value of all financial instruments at September 30, 2004, as defined in FASB 107, does not differ materially from the aggregate carrying values of its financial instruments recorded in the accompanying balance sheet.  The estimated fair value amounts have been determined by the Company using available market information and appropriate valuation methodologies.  Considerable judgement is required in interpreting market data to develop the estimates of fair value, and accordingly, the estimates are not necessarily indicative of the amounts that the Company could realize in a current market exchange.

Foreign Currency Translation

The financial statements of the Company are measured using the Canadian dollar as the functional currency. Assets, liabilities and equity accounts are translated at exchange rates as of the balance sheet date or historical acquisition date, depending on the nature of the account.  Revenues and expenses are translated at average rates of exchange in effect during the year.  The resulting cumulative translation adjustments have been recorded as a separate component of stockholder’s equity. The financial statements are presented in United States of America dollars.

Recently-Issued Accounting Pronouncements

In June 2001, the Financial Accounting Standards Board issued SFAS 141 “Business Combinations”, and SFAS 142, “Goodwill and other Intangible Assets”, effective for fiscal years beginning after December 15, 2001. Under the new rules, goodwill and certain intangible assets will no longer be amortized, but will be subject to annual impairment tests. Other intangible assets with finite useful lives will continue to be amortized over their useful lives. We do not expect any material effect on our financial position or results of operations from the adoption of these statements. The Company adopted this pronouncement on January 1, 2002.

10

INTERGLOBE INVESTIGATION SERVICES, INC.

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2004

 (UNAUDITED)

NOTE 1

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Recently-Issued Accounting Pronouncements (Continued)

In August 2001, the FASB issued SFAS 143, “Accounting for Asset Retirement Obligations”, effective for fiscal years starting after June 15, 2002. SFAS 143 establishes accounting standards for recognition and measurement of a liability for the costs of asset retirement obligations. Under SFAS 143, the costs of retiring an asset will be recorded as a liability when the retirement obligations arises, and will be amortized to expense over the life of the asset. We do not expect any material effect on our financial position or results of operations from the adoption of this statement. The Company adopted this pronouncement on January 1, 2003.

In October, 2001, the FASB issued SFAS 144, “Accounting for the Impairment or Disposal of Long-Lived Assets”, effective for fiscal years starting after December 15, 2001 and interim periods within those years. SFAS 144 addresses financial accounting and reporting for the impairment or disposal of long-lived assets and discontinued operations. We do not expect any material effect on our financial position or results of operations from the adoption of this statement. The Company adopted this pronouncement on January 1, 2002.

In June 2002, the FASB issued SFAS 146, “Accounting for Costs Associated with Exit or Disposal Activities”, which nullifies EITF Issue 94-3. SFAS 146 is effective for exit and disposal activities that are initiated after December 31, 2002 and requires that a liability for a cost associated with an exit or disposal activity be recognized when the liability is incurred in contrast to the date of an entity’s commitment to an exit plan, as required by EITF Issue 94-3. The Company adopted this pronouncement on January 1, 2003.

In December 2002, the FASB issued SFAS 148 “Accounting for Stock-Based Compensation” an amendment to SFAS 123. SFAS 148 provides alternative methods of transition for a voluntary change to the fair value based method of accounting for stock-based employee compensation. In addition, this Statement amends the disclosure requirements of Statement 123 to require prominent disclosures in both annual and interim financial statements about the method of accounting for stock-based employee compensation and the effect of the method used on reported results. This statement is effective for fiscal years ending after December 15, 2002 for transition guidance and annual disclosure provisions; for financial reports containing financial statements for interim periods beginning after December 15, 2002 for interim disclosure provisions.

11

INTERGLOBE INVESTIGATION SERVICES, INC.

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2004

 (UNAUDITED)

NOTE 1

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Recently-Issued Accounting Pronouncements (Continued)

In May 2003, the FASB issued SFAS No. 150, “Accounting for Certain Financial Statements with Characteristics of both Liabilities and Equity”. This Statement establishes standards for how an issuer of debt classifies and measures certain financial instruments with characteristics of both liabilities and equity. It requires that an issuer classify certain financial instruments as a liability (or an asset in some circumstances) instead of equity. The Statement is effective for financial instruments entered into or modified after May 31, 2003, and otherwise is effective at the beginning of the first interim period beginning after June 15, 2003.  The Company will adopt this Statement on July 1, 2003.

In January 2003, the Financial Accounting Standards Board (“FASB”) issued Interpretation 46 “Consolidation of Variable Interest Entities, an interpretation of ARB No. 51”. This Interpretation requires a Company to consolidate the financial statements of a “Variable Interest Entity” (“VIE”), sometimes also known as a “special purpose entity”, even if the entity does not hold a majority equity interest in the VIE. The Interpretation requires that if a business enterprise has a “controlling financial interest” in a VIE, the assets, liabilities, and results of the activities of the VIE should be included in consolidate financial statements with those of the business enterprise, even if it holds a minority equity position. This Interpretation was effective immediately for all VIE’s created after January 31, 2003; for the first fiscal year or interim period beginning after June 15, 2003 for VIE’s in which a Company holds a variable interest that it acquired before February 1, 2003.

In December 2003, the FASB issued SFAS 132R. This Statement revises employers’ disclosures about pension plans and other postretirement benefit plans. It does not change the measurement or recognition of those plans required by FASB Statements No. 87, Employers’ Accounting for Pensions, No. 88, Employers’ Accounting for Settlements and Curtailments of Defined Benefit Pension Plans and for Termination Benefits, and No. 106, Employers’ Accounting for Postretirement Benefits Other Than Pensions. This Statement retains the disclosure requirements contained in FASB Statement No. 132, Employers’ Disclosures about Pensions and Other Postretirement Benefits, which it replaces. It requires additional disclosures to those in the original Statement 132 about the assets, obligations, cash flows, and net periodic benefit cost of defined benefit pension plans and other defined benefit postretirement plans. The Company will adopt the provisions of SFAS 132R on January 1, 2004.

12

INTERGLOBE INVESTIGATION SERVICES, INC.

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2004

 (UNAUDITED)

NOTE 1

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Recently-Issued Accounting Pronouncements (Continued)

The Company does not believe that any of these recent accounting pronouncements will have a material impact on their financial position or results of operations.

NOTE 2

CHANGE IN OWNERSHIP

On October 1, 2004, the sole-shareholder of the Company sold 100% of his interest to Moneyflow Systems International, Inc. and the Company become a 100% owned subsidiary of Moneyflow.

NOTE 3

PROPERTY AND EQUIPMENT

Property and equipment consists of the following:

Property and equipment consists of the following:

Automobile	$21,899
Equipment	19,108
Office equipment	4,451
Software	2,346
47,804
Less accumulated depreciation	27,444

Total property and equipment	$20,360

NOTE 4

INCOME TAXES

2004

Pretax Income (Loss)

United States of America	$0
Canadian	4,256

Total	$4,256

13

INTERGLOBE INVESTIGATION SERVICES, INC.

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2004

 (UNAUDITED)

NOTE 4

INCOME TAXES (CONTINUED)

Provision (Benefit)

The provision (benefit) for/or refund of income taxes for the years ended September 30, 2004 and 2002 consist of the following:

2004
Current

United States of America	$0
Canadian

Deferred

United States of America	0
Canadian	0

Total provision (benefit)	$0

A reconciliation to the statutory income tax rate is as follows:

2004

Statutory federal income tax	$1,617
Net operating loss utilization	(1,617)

Total provision (benefit)	$0

Deferred Tax Components

Significant components of the Company’s deferred tax assets are as follows at October 31, 2003:

Net operating loss carryforwards	$37,331
Fixed assets	6,739
44,070
Less valuation allowance	44,070
Net deferred tax assets	$0

14

INTERGLOBE INVESTIGATION SERVICES, INC.

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2004

 (UNAUDITED)

NOTE 4

INCOME TAXES (CONTINUED)

The valuation allowance decreased approximately $2,000 in the year ended September 30, 2004, representing primarily net Canadian taxable income in 2004.  In assessing the realizability of deferred tax assets, management considers whether it is more likely than not that some portion or all of the deferred tax assets will not be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which those temporary differences become deductible.  Management considers the scheduled reversal of deferred tax liabilities, projected future taxable income and tax planning strategies in making this assessment.

This change in ownership may effect the amount and availability of the net operating loss carryforward

Net Operating Loss Carryforwards

Year of Loss	Amount (Canadian Dollars)	Expiration Date
December 31, 2002	$98,239	December 31, 2010

NOTE 5

COMMITMENTS AND CONTINGENCIES

Lease

The Company leases a virtual office facility on a month-to-month basis for approximately $135 ($190 Canadian dollars) plus additional usage fees per months.

The Company also leases facilities from its sole-shareholder on a month-to-month basis for approximately $922 ($1,300 Canadian dollars) per month.

Rent expense including rental costs and taxes for the nine months ended September 30, 2004 was $8,215.

 15